UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 24, 2024

CAPRICOR THERAPEUTICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10865 Road to the Cure, Suite 150, San Diego, California (Address of principal executive offices)	92121 (Zip Code)

(858) 727-1755

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	CAPR	The Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

On September 24, 2024, Capricor Therapeutics, Inc. (the “Company” or “Capricor”) announced its intent to file a Biologics License Application (“BLA”) supported by existing and natural history cardiac data for deramiocel to treat all patients diagnosed with Duchenne muscular dystrophy (“DMD”) cardiomyopathy following its recent meetings with the U.S. Food and Drug Administration (“FDA”). The Company plans to initiate the rolling submission in October 2024. Furthermore, in order to support potential label expansion to treat DMD skeletal muscle myopathy, Capricor plans to combine Cohorts A and B of the Phase 3 HOPE-3 clinical trial to serve as a post-approval study and does not intend to unblind Cohort A at this time, which was expected to occur in the fourth quarter of 2024.

A copy of the press release and slide presentation has been filed as Exhibit 99.1 and Exhibit 99.2 hereto and is incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K, Exhibit 99.1 and Exhibit it 99.2 attached hereto is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release, titled “Capricor Therapeutics Announces Intent to File Biologics License Application for Full Approval of Deramiocel for the Treatment of Duchenne Muscular Dystrophy Cardiomyopathy”, dated September 24, 2024.

99.2	Capricor Therapeutics, Inc. Slide Presentation, dated September 24, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPRICOR THERAPEUTICS, INC.

Date: September 24, 2024	By:	/s/ Linda Marbán, Ph.D.
Linda Marbán, Ph.D.
Chief Executive Officer

3